                                                                    EXHIBIT 99.1
                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                            CORPUS CHRISTI DIVISION

 CASE NAME: TRANSAMERICAN REFINING CORPORATION    PETITION DATE: APRIL 20, 1999

                                                     CASE NUMBER:  99-21552-C-11

          MONTHLY OPERATING REPORT SUMMARY FOR MONTH JANUARY YEAR 2000

================================================================================================================================
              MONTH               5/99       6/99          7/99         8/99     9/99      10/99    11/99      12/99      1/00
--------------------------------------------------------------------------------------------------------------------------------
REVENUES  (MOR-6)                   --           --           --           --       --        --       --           --        --
--------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INT,
DEPREC./TAX (MOR-6)           (458,319)    (283,678)    (267,080)      56,183  (26,283)   (9,338)   6,289      (14,355)  (15,626)
--------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-6)  (16,353,751) (12,496,551) (12,995,254)  19,727,662   40,558    57,452   76,284  (13,584,363)   (6,030)
--------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS
(MOR-9)                             --           --           --           --       --        --       --           --        --
--------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO PROFESSIONALS
(MOR-9)                             --           --        9,499        9,524      826     3,718      123          405     2,336
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS
(MOR-8)                          8,014       43,467       20,673       (3,628)   4,218     8,357   17,763        5,052     7,485
================================================================================================================================

***The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***
No. of Policies expiring within 90 days:  2
                                         ---

-------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
     AS OF SIGNATURE DATE                       EXP.
   *SEE ATTACHED SCHEDULE                       DATE
-----------------------------               -----------
CASUALTY                   YES( X ) NO(  )   * -   -
                                            --- --- ---
LIABILITY                  YES( X ) NO(  )   * -   -
                                            --- --- ---
VEHICLE                    YES( X ) NO(  )   * -   -
                                            --- --- ---
WORKER'S                   YES( X ) NO(  )   * -   -
                                            --- --- ---
OTHER                      YES(   ) NO(  )     -   -
     --------------------                   --- --- ---
-------------------------------------------------------

-------------------------------------------------------
ATTORNEY NAME: Pete Holzer
               ----------------------------------------
FIRM: Jordan, Hyden, Womble & Culbreth, P.C.
      -------------------------------------------------
ADDRESS: 500 N. Shoreline, Suite 900
         ----------------------------------------------
ADDRESS:
         ----------------------------------------------
CITY, STATE, ZIP: Corpus Christi, TX  78471
                  -------------------------------------
TELEPHONE:(361) 884-5678
-------------------------------------------------------
                                                              CHECK ONE
Are all accounts receivable being collected within terms?  YES (X) NO ( )
Are all post-petition liabilities, including taxes, being paid within terms?
YES (X) NO ( )
Have any pre-petition liabilities been paid? YES (X) NO ( )  If so, describe
                      Accrued interest                                      ----
--------------------------------------------------------------------------------
Are all funds received being deposited into DIP bank accounts? YES (X) NO ( ) Were any assets disposed of outside the normal course of business?
YES ( ) NO (X) If so, describe
                              --------------------------------------------------
Are all U. S. Trustee Quarterly Fee Payments current?  YES (X) NO ( )
What is the status of your Plan of Reorganization? Confirmation hearing commenced on November 9, 1999 and is continuing.
--------------------------------------------------------------------------------
          I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

          SIGNED /s/ ED DONAHUE
                 ---------------------------------------------------------------
                                   (ORIGINAL SIGNATURE)

          TITLE  VICE PRESIDENT
                 ---------------------------------------------------------------
MOR-1

CASE NAME: TRANSAMERICAN REFINING CORPORATION       CASE NUMBER:   99-21552-C-11


                           COMPARATIVE BALANCE SHEETS

====================================================================================================================================
                                           FILING DATE*        MONTH          MONTH          MONTH       MONTH           MONTH
ASSETS                                       4/20/99           5/99           6/99           7/99        8/99            9/99
------------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------------------------
 CASH                                       16,207,124      16,122,286     16,141,516     16,182,573      16,275,810      16,338,433
------------------------------------------------------------------------------------------------------------------------------------
 ACCOUNTS RECEIVABLE, NET                      335,785         335,785        335,785        335,785         168,428         168,428
------------------------------------------------------------------------------------------------------------------------------------
 INVENTORY: LOWER OF COST OR MARKET                 --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
 PREPAID EXPENSES                              768,722         456,667        228,334             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
  INVESTMENTS                                       --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
  OTHER                                             --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                        17,311,631      16,914,738     16,705,635     16,518,358      16,444,238      16,506,861
====================================================================================================================================
PROPERTY, PLANT&EQUIP, @ COST                       --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
LESS ACCUMULATED DEPRECIATION                       --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
NET BOOK VALUE OF PP & E                            --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
  1.  TAX DEPOSITS                                  --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
  2.  INVESTMENTS IN SUBS                1,112,871,975   1,112,871,975  1,112,871,975  1,112,871,975   1,112,871,975   1,112,871,975
------------------------------------------------------------------------------------------------------------------------------------
  3.  DUE FROM AFFILIATES                    2,782,795       2,782,795      2,782,795      2,789,013       2,953,450       2,956,059
------------------------------------------------------------------------------------------------------------------------------------
  4.  DEFERRED DEBT COSTS (1)               25,743,676      25,309,646     24,876,775     24,353,538      25,150,854      25,150,854
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                       1,158,710,077   1,157,879,154  1,157,237,180  1,156,532,884   1,157,420,517   1,157,485,749
====================================================================================================================================

=======================================================================================================
                                              MONTH           MONTH           MONTH          MONTH
ASSETS                                        10/99           11/99           12/99           1/00
-------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------------------------------
 CASH                                        16,396,866      16,446,406         (19,431)        (12,849)
-------------------------------------------------------------------------------------------------------
 ACCOUNTS RECEIVABLE, NET                       168,428         168,428         168,428         168,428
-------------------------------------------------------------------------------------------------------
 INVENTORY: LOWER OF COST OR MARKET                  --              --              --              --
-------------------------------------------------------------------------------------------------------
 PREPAID EXPENSES                                    --              --              --              --
-------------------------------------------------------------------------------------------------------
  INVESTMENTS                                        --              --              --              --
-------------------------------------------------------------------------------------------------------
  OTHER                                              --              --              --              --
-------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                         16,565,294      16,614,834         148,997         155,579
=======================================================================================================
PROPERTY, PLANT&EQUIP, @ COST                        --              --              --              --
-------------------------------------------------------------------------------------------------------
LESS ACCUMULATED DEPRECIATION                        --              --              --              --
-------------------------------------------------------------------------------------------------------
NET BOOK VALUE OF PP & E                             --              --              --              --
-------------------------------------------------------------------------------------------------------
OTHER ASSETS:
-------------------------------------------------------------------------------------------------------
  1.  TAX DEPOSITS                                   --              --              --              --
-------------------------------------------------------------------------------------------------------
  2.  INVESTMENTS IN SUBS                 1,112,871,975   1,112,871,975   1,112,871,975   1,112,871,975
-------------------------------------------------------------------------------------------------------
  3.  DUE FROM AFFILIATES                     2,959,035       2,992,817       2,996,961       2,997,032
-------------------------------------------------------------------------------------------------------
  4.  DEFERRED DEBT COSTS (1)                25,150,854      25,150,854      25,150,854      25,150,854
-------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                        1,157,547,158   1,157,630,480   1,141,168,787   1,141,175,440
=======================================================================================================

                    *Per Schedules and Statement of Affairs


MOR-2

CASE NAME: TRANSAMERICAN REFINING CORPORATION         CASE NUMBER: 99-21552-C-11


                           COMPARATIVE BALANCE SHEETS

=================================================================================================================================
LIABILITIES & OWNER'S                   FILING DATE*        MONTH          MONTH          MONTH          MONTH          MONTH
EQUITY                                     4/20/99          5/99           6/99           7/99           8/99           9/99
---------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES:
---------------------------------------------------------------------------------------------------------------------------------
    POST-PETITION LIABILITIES (MOR-4)             --               --      6,554,009     18,845,057          5,028         29,702
---------------------------------------------------------------------------------------------------------------------------------
    PRE-PETITION LIABILITIES:
---------------------------------------------------------------------------------------------------------------------------------
      Notes Payable-Secured (2)          899,176,694      914,699,522    920,000,000    920,000,000    920,000,000    920,000,000
---------------------------------------------------------------------------------------------------------------------------------
      Priority Debt                               --               --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
      Federal Income Tax                          --               --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
      FICA/Withholding                            --               --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
      Unsecured Debt (3)                 192,867,039      192,867,039    192,867,039    192,867,039    192,867,039    192,867,039
---------------------------------------------------------------------------------------------------------------------------------
      Other - Accrued Interest            17,504,403       17,504,403     17,504,403     17,504,403     17,504,403     17,504,403
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL PRE-PETITION LIABILITIES       1,109,548,136    1,125,070,964  1,130,371,442  1,130,371,442  1,130,371,442  1,130,371,442
---------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                      1,109,548,136    1,125,070,964  1,136,925,541  1,149,216,459  1,130,376,470  1,130,401,144
=================================================================================================================================
OWNER'S EQUITY (DEFICIT):
---------------------------------------------------------------------------------------------------------------------------------
  PREFERRED STOCK                                 --               --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCK                               300,000          300,000        300,000        300,000        300,000        300,000
---------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL               597,023,521      597,023,521    597,023,521    597,023,521    597,023,521    597,023,521
---------------------------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS: Filing Date          (548,161,580)    (548,161,580)  (548,161,580)  (548,161,580)  (548,161,580)  (548,161,580)
---------------------------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS: Post Filing Date               --      (16,353,751)   (28,850,302)   (41,845,556)   (22,117,894)   (22,077,336)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL OWNER'S EQUITY (NET WORTH)          49,161,941       32,808,190     20,311,639      7,316,385     27,044,047     27,084,605
=================================================================================================================================
TOTAL LIABILITIES & OWNER'S EQUITY     1,158,710,077    1,157,879,154  1,157,237,180  1,156,532,884  1,157,420,517  1,157,485,749
=================================================================================================================================

============================================================================================================
LIABILITIES & OWNER'S                             MONTH              MONTH          MONTH          MONTH
EQUITY                                            10/99              11/99          12/99          1/00
------------------------------------------------------------------------------------------------------------
 LIABILITIES:
------------------------------------------------------------------------------------------------------------
    POST-PETITION LIABILITIES (MOR-4)                33,659             40,697         54,144         65,082
------------------------------------------------------------------------------------------------------------
    PRE-PETITION LIABILITIES:
------------------------------------------------------------------------------------------------------------
      Notes Payable-Secured (2)                 920,000,000        920,000,000    920,000,000    920,000,000
------------------------------------------------------------------------------------------------------------
      Priority Debt                                      --                 --             --             --
------------------------------------------------------------------------------------------------------------
      Federal Income Tax                                 --                 --             --             --
------------------------------------------------------------------------------------------------------------
      FICA/Withholding                                   --                 --             --             --
------------------------------------------------------------------------------------------------------------
      Unsecured Debt (3)                        192,867,039        192,867,039    192,867,039    192,867,039
------------------------------------------------------------------------------------------------------------
      Other - Accrued Interest                   17,504,403         17,504,403     14,613,626     14,615,371
------------------------------------------------------------------------------------------------------------
  TOTAL PRE-PETITION LIABILITIES              1,130,371,442      1,130,371,442  1,127,480,665  1,127,482,410
------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                             1,130,405,101      1,130,412,139  1,127,534,809  1,127,547,492
============================================================================================================
OWNER'S EQUITY (DEFICIT):
------------------------------------------------------------------------------------------------------------
  PREFERRED STOCK                                        --                 --             --             --
------------------------------------------------------------------------------------------------------------
  COMMON STOCK                                      300,000            300,000        300,000        300,000
------------------------------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL                      597,023,521        597,023,521    597,023,521    597,023,521
------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS: Filing Date                 (548,161,580)      (548,161,580)  (548,161,580)  (548,161,580)
------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS: Post Filing Date             (22,019,884)       (21,943,600)   (35,527,963)   (35,533,993)
------------------------------------------------------------------------------------------------------------
TOTAL OWNER'S EQUITY (NET WORTH)                 27,142,057         27,218,341     13,633,978     13,627,948
============================================================================================================
TOTAL LIABILITIES & OWNER'S EQUITY            1,157,547,158      1,157,630,480  1,141,168,787  1,141,175,440
============================================================================================================

                     *Per Schedules and Statement of Affairs

MOR-3

CASE NAME: TRANSAMERICAN REFINING CORPORATION       CASE NUMBER: 99-21552-C-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                              MONTH     MONTH        MONTH       MONTH      MONTH     MONTH    MONTH   MONTH  MONTH
                                              5/99      6/99         7/99        8/99       9/99      10/99    11/99   12/99   1/00
------------------------------------------------------------------------------------------------------------------------------------
 TRADE ACCOUNTS PAYABLE                        --       11,877        36,168     5,028     29,702    33,659   40,697  54,144  65,082
------------------------------------------------------------------------------------------------------------------------------------
 TAX PAYABLE:
------------------------------------------------------------------------------------------------------------------------------------
   FEDERAL PAYROLL TAXES                       --           --            --        --         --        --       --      --      --
------------------------------------------------------------------------------------------------------------------------------------
   STATE PAYROLL & SALES                       --           --            --        --         --        --       --      --      --
------------------------------------------------------------------------------------------------------------------------------------
   AD VALOREM TAXES                            --           --            --        --         --        --       --      --      --
------------------------------------------------------------------------------------------------------------------------------------
   OTHER TAXES                                 --           --            --        --         --        --       --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL TAXES PAYABLE                           --           --            --        --         --        --       --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 SECURED DEBT POST-PETITION                    --           --            --        --         --        --       --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 ACCRUED INTEREST PAYABLE(2)                   --    6,542,222    18,808,889        --         --        --       --      --      --
------------------------------------------------------------------------------------------------------------------------------------
*ACCRUED PROFESSIONAL FEES:                    --           --            --        --         --        --       --      --      --
------------------------------------------------------------------------------------------------------------------------------------
 OTHER ACCRUED LIABILITIES:
------------------------------------------------------------------------------------------------------------------------------------
   1.                                          --           --            --        --         --        --       --      --      --
------------------------------------------------------------------------------------------------------------------------------------
   2.                                          --           --            --        --         --        --       --      --      --
------------------------------------------------------------------------------------------------------------------------------------
   3.                                          --           --            --        --         --        --       --      --      --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)        --    6,554,099    18,845,057     5,028     29,702    33,659   40,697  54,144  65,082
====================================================================================================================================

   *PAYMENT REQUIRES COURT APPROVAL.


MOR-4

CASE NAME: TRANSAMERICAN REFINING CORPORATION    CASE NUMBER: 99-21552-C-11



                       AGING OF POST-PETITION LIABILITIES
                             MONTH OF JANUARY 2000

===================================================================================================
DAYS           TOTAL    TRADE ACCTS     FED TAXES    STATE TAXES        AD-VALOREM,     OTHER
                                                                       OTHER TAXES
===================================================================================================
0-30        65,082         65,082
---------------------------------------------------------------------------------------------------
31-60           --             --
---------------------------------------------------------------------------------------------------
61-90           --             --
---------------------------------------------------------------------------------------------------
91+             --             --
---------------------------------------------------------------------------------------------------
TOTAL       65,082         65,082
===================================================================================================


                          AGING OF ACCOUNTS RECEIVABLE

================================================================================================================================
       MONTH               5/99        6/99        7/99        8/99        9/99       10/99       11/99      12/99         1/00
================================================================================================================================
    0-30 DAYS                 --          --          --          --          --          --          --          --          --
--------------------------------------------------------------------------------------------------------------------------------
   31-60 DAYS            335,785          --          --          --          --          --          --          --          --
--------------------------------------------------------------------------------------------------------------------------------
   61-90 DAYS                 --     335,785          --          --          --          --          --          --          --
--------------------------------------------------------------------------------------------------------------------------------
   91+ DAYS                   --          --     335,785     168,428     168,428     168,428     168,428     168,428     168,428
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL                 335,785     335,785     335,785     168,428     168,428     168,428     168,428     168,428     168,428
================================================================================================================================


MOR-5

CASE NAME: TRANSAMERICAN REFINING CORPORATION     CASE NUMBER: 99-21552-C-11

                           STATEMENT OF INCOME (LOSS)

================================================================================================================================
               MONTH           4/20/99 -
                               5/31/99         6/99         7/99         8/99     9/99    10/99    11/99        12/99      1/00
================================================================================================================================
REVENUES   (MOR-1)                  --           --           --           --       --       --       --           --      --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL COST OF REVENUES              --           --           --           --       --       --       --           --      --
--------------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                        --           --           --           --       --       --       --           --      --
================================================================================================================================
OPERATING EXPENSES:
--------------------------------------------------------------------------------------------------------------------------------
  Selling & Marketing               --           --           --           --       --       --       --           --      --
--------------------------------------------------------------------------------------------------------------------------------
  General & Administrative     138,263       55,095       29,247      (65,752)  25,457    5,620  (13,006)       1,417     3,546
--------------------------------------------------------------------------------------------------------------------------------
  Insiders Compensation             --           --           --           --       --       --       --           --      --
--------------------------------------------------------------------------------------------------------------------------------
  Professional Fees              8,000           --        9,499        9,524      826    3,718    6,687       12,948    12,080
--------------------------------------------------------------------------------------------------------------------------------
  Other (attach  list)              --           --           --           --       --       --       --           --      --
--------------------------------------------------------------------------------------------------------------------------------
  Franchise Taxes              312,056      228,583      228,334           45       --       --       50          (10)     --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES       458,319      283,678      267,080      (56,183)  26,283    9,338   (6,269)      14,355    15,626
================================================================================================================================
INCOME BEFORE INT,
DEPR/TAX (MOR-1)              (458,319)    (283,678)    (267,080)      56,183  (26,283)  (9,338)   6,269      (14,355)  (15,626)
--------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE(2)         15,956,858   12,275,570   12,789,904  (19,606,205)      --       --       --   13,640,497      --
--------------------------------------------------------------------------------------------------------------------------------
DEPRECIATION                        --           --           --           --       --       --       --           --      --
--------------------------------------------------------------------------------------------------------------------------------
OTHER (INCOME) EXPENSE* -
INTEREST                       (61,426)     (62,697)     (61,730)     (65,274) (66,841) (66,790) (70,015)     (70,489)   (9,596)
---------------------------------------------------------------------------------------------------------------------------------
OTHER ITEMS**                       --           --           --           --       --       --       --           --      --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INT, DEPR & OTHER
  ITEMS                     15,895,432   12,212,873   12,728,174  (19,671,479) (66,841) (66,790) (70,015)  13,570,008    (9,596)
=================================================================================================================================
NET INCOME BEFORE TAXES    (16,353,751) (12,496,551) (12,995,254)  19,727,662   40,558   57,452   76,284  (13,584,363)   (6,030)
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL INCOME TAXES                --           --           --           --       --       --       --           --      --
=================================================================================================================================
NET INCOME (LOSS)
(MOR-1)                    (16,353,751) (12,496,551) (12,995,254)  19,727,662   40,558   57,452   76,284  (13,584,363)   (6,030)
=================================================================================================================================

=====================================
                            FILING
                            TO DATE
=====================================
REVENUES   (MOR-1)                 --
-------------------------------------
TOTAL COST OF REVENUES             --
-------------------------------------
GROSS PROFIT                       --
=====================================
OPERATING EXPENSES:
-------------------------------------
  Selling & Marketing              --
-------------------------------------
  General & Administrative    179,887
-------------------------------------
  Insiders Compensation            --
-------------------------------------
  Professional Fees            63,282
-------------------------------------
  Other (attach  list)             --
-------------------------------------
  Franchise Taxes             769,058
-------------------------------------
TOTAL OPERATING EXPENSES    1,012,227
=====================================
INCOME BEFORE INT,
DEPR/TAX (MOR-1)           (1,012,227)
-------------------------------------
INTEREST EXPENSE(2)        35,056,624
-------------------------------------
DEPRECIATION                       --
-------------------------------------
OTHER (INCOME) EXPENSE* -
INTEREST                     (534,858)
-------------------------------------
OTHER ITEMS**                      --
-------------------------------------
TOTAL INT, DEPR & OTHER
  ITEMS                    34,521,766
=====================================
NET INCOME BEFORE TAXES   (35,533,993)
-------------------------------------
FEDERAL INCOME TAXES               --
=====================================
NET INCOME (LOSS)
(MOR-1)                   (35,533,993)
=====================================


    Accrual Accounting Required, Otherwise Footnote With Explanation
*   Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote


MOR-6

CASE NAME: TRANSAMERICAN REFINING CORPORATION     CASE NUMBER: 99-21552-C-11


============================================================================================================================
CASH RECEIPTS AND DISBURSEMENTS                             MONTH         MONTH         MONTH          MONTH       MONTH
                                                            5/99           6/99          7/99          8/99         9/99
----------------------------------------------------------------------------------------------------------------------------
  1. CASH - BEGINNING OF MONTH                            16,207,123    16,122,286    16,141,516     16,182,573   16,275,810
============================================================================================================================
RECEIPTS:
----------------------------------------------------------------------------------------------------------------------------
  2. CASH SALES                                                   --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
  3. COLLECTION OF ACCOUNTS RECEIVABLE                            --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
  4. LOANS & ADVANCES (TRANSAMERICAN ENERGY)                      --            --            --         24,335           --
----------------------------------------------------------------------------------------------------------------------------
  5. SALE OF ASSETS                                               --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST)  -  INTEREST INCOME                  61,546        62,697        61,730         65,274       66,841
----------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                                61,546        62,697        61,730         89,609       66,841
----------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*              --            --            --             --           --
============================================================================================================================
DISBURSEMENTS:
----------------------------------------------------------------------------------------------------------------------------
  7. NET PAYROLL                                                  --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
  8. PAYROLL TAXES PAID                                           --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
  9. SALES, USE & OTHER TAXES PAID                                --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
 10. SECURED / RENTAL / LEASES                                    --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
 11. UTILITIES                                                    --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
 12. INSURANCE                                                    --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
 13. INVENTORY PURCHASES                                          --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
 14. VEHICLE EXPENSES                                             --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
 15. TRAVEL & ENTERTAINMENT                                       --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
 16. REPAIRS,  MAINTENANCE & SUPPLIES                             --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
 17. ADMINISTRATIVE & SELLING                                     14        43,467        10,674        (13,152)       3,392
----------------------------------------------------------------------------------------------------------------------------
 18. OTHER (ATTACH LIST)  -  RECONCILING ITEMS, INTEREST     138,369            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                          138,383        43,467        10,674        (13,152)       3,392
============================================================================================================================
 19. PROFESSIONAL FEES                                         8,000            --         9,499          9,524          826
----------------------------------------------------------------------------------------------------------------------------
 20. U.S. TRUSTEE FEES (4)                                        --            --           500             --           --
----------------------------------------------------------------------------------------------------------------------------
 21. OTHER REORGANIZATION EXPENSES (ATTACH LIST)                  --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                            8,000        43,467        20,673         (3,628)       4,218
============================================================================================================================
 22. NET CASH FLOW                                           (84,837)       19,230        41,057         93,237       62,623
----------------------------------------------------------------------------------------------------------------------------
 23. CASH - END OF MONTH (MOR-2)                          16,122,286    16,141,516    16,182,573     16,275,810   16,338,433
============================================================================================================================

============================================================================================================================
CASH RECEIPTS AND DISBURSEMENTS                          MONTH           MONTH          MONTH         MONTH      FILING TO
                                                         10/99           11/99          12/99          1/00         DATE
----------------------------------------------------------------------------------------------------------------------------
  1. CASH - BEGINNING OF MONTH                          16,338,433     16,396,866     16,446,406    (19,431)      16,207,123
============================================================================================================================
RECEIPTS:
----------------------------------------------------------------------------------------------------------------------------
  2. CASH SALES                                                 --             --             --         --               --
----------------------------------------------------------------------------------------------------------------------------
  3. COLLECTION OF ACCOUNTS RECEIVABLE                          --             --             --         --               --
---------------------------------------------------------------------------------------------------------------------------
  4. LOANS & ADVANCES (TRANSAMERICAN ENERGY)                    --        (20,000)         2,661      4,471           11,467
----------------------------------------------------------------------------------------------------------------------------
  5. SALE OF ASSETS                                             --             --             --         --               --
----------------------------------------------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST)  -  INTEREST INCOME                66,790         70,015         70,489      9,596          534,978
----------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                              66,790         50,015         73,150     14,067          546,445
----------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*            --             --             --         --               --
============================================================================================================================
DISBURSEMENTS:
----------------------------------------------------------------------------------------------------------------------------
  7. NET PAYROLL                                                --             --             --         --               --
----------------------------------------------------------------------------------------------------------------------------
  8. PAYROLL TAXES PAID                                         --             --             --         --               --
----------------------------------------------------------------------------------------------------------------------------
  9. SALES, USE & OTHER TAXES PAID                              --             --             --         --               --
----------------------------------------------------------------------------------------------------------------------------
 10. SECURED / RENTAL / LEASES                                  --             --             --         --               --
----------------------------------------------------------------------------------------------------------------------------
 11. UTILITIES                                                  --             --             --         --               --
----------------------------------------------------------------------------------------------------------------------------
 12. INSURANCE                                                  --             --             --         --               --
----------------------------------------------------------------------------------------------------------------------------
 13. INVENTORY PURCHASES                                        --             --             --         --               --
----------------------------------------------------------------------------------------------------------------------------
 14. VEHICLE EXPENSES                                           --             --             --         --               --
----------------------------------------------------------------------------------------------------------------------------
 15. TRAVEL & ENTERTAINMENT                                     --             --             --         --               --
----------------------------------------------------------------------------------------------------------------------------
 16. REPAIRS,  MAINTENANCE & SUPPLIES                           --             --             --         --               --
----------------------------------------------------------------------------------------------------------------------------
 17. ADMINISTRATIVE & SELLING                                4,139            352           4,647     4,649           58,182
----------------------------------------------------------------------------------------------------------------------------
 18. OTHER (ATTACH LIST)  -  RECONCILING ITEMS, INTEREST        --             --      16,533,935        --       16,672,304
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                          4,139            352      16,538,582     4,649       16,730,486
============================================================================================================================
 19. PROFESSIONAL FEES                                       3,718            123             405     2,336           34,431
----------------------------------------------------------------------------------------------------------------------------
 20. U.S. TRUSTEE FEES (4)                                     500             --              --       500            1,500
----------------------------------------------------------------------------------------------------------------------------
 21. OTHER REORGANIZATION EXPENSES (ATTACH LIST)                --             --              --        --               --
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                          8,357            475      16,538,987     7,485       16,766,417
============================================================================================================================
 22. NET CASH FLOW                                          58,433         49,540     (16,465,837)    6,582      (16,219,972)
----------------------------------------------------------------------------------------------------------------------------
 23. CASH - END OF MONTH (MOR-2)                        16,396,866     16,446,406         (19,431)  (12,849)        (12,849)
============================================================================================================================

                      *Applies to Individual debtors only.


MOR-7

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                             MONTH OF JANUARY 2000

====================================================================================================================================
BANK NAME                            Firstar            Firstar             Firstar             First Union
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                   21-00-002-5031303  21-00-002-5031305    21-00-002-5031307       9572000081
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                         Feedstock         Disbursement    Interest Accumulation  Warrant Fractions   Total This Page
------------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                              --                  --                  --               5,568               5,568
------------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                        --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                        --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                     --                  --                  --               5,568               5,568
====================================================================================================================================
BEGINNING CASH - PER BOOKS                 1                  --                  32               5,542               5,575
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                  --                  --                  --                  26                  26
------------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2                   --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                (1)                 --                 (32)                 --                 (33)
------------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                   --                  --                  --               5,568               5,568
====================================================================================================================================



MOR-8A

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                             MONTH OF JANUARY 2000


===================================================================================================================================
BANK NAME                               First Union        First Union           First Union      First Union
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                          9572831237         9572831479            9576000402       9576000411
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                        Escrowed Interest    Escrowed Interest       Collateral     Defeasance Trust    Total This Page
-----------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                                 6,884               2,425                29              428                9,766
-----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                              --                  --                --               --                   --
-----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                              --                  --                --               --                   --
-----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                        6,884               2,425                29              428                9,766
===================================================================================================================================
BEGINNING CASH - PER BOOKS                      --                  --                29              428                  457
-----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                     6,884               2,425                --               --                9,309
-----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                      --                  --                --               --                   --
-----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2                         --                  --                --               --                   --
-----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                      --                  --               --               --                    --
-----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                      6,884               2,425                29              428                9,766
====================================================================================================================================




MOR-8B

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                              MONTH OF JANUARY 2000


====================================================================================================================================
BANK NAME                                 First Union        First Union          Fleet                 Fleet
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                            9576000395          9576830694        0001665170           007697-5341
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                           Defeasance Trust       Collateral        Money Market          Operating      Total This Page
------------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                                22,145                3,876              79,692                  --             105,713
-----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                              --                   --                  --                  --                  --
-----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                              --                   --                  --            (140,630)           (140,630)
-----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                       22,145                3,876              79,692            (140,630)            (34,917)
===================================================================================================================================
BEGINNING CASH - PER BOOKS                  22,043                3,860              79,549            (139,270)            (33,818)
-----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                       102                   16                 143                  --                 261
-----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                      --                   --                  --               5,251               5,251
-----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR
MFR-2                                           --                   --                  --                  --                  --
-----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                      --                   --                  --              (6,611)             (6,611)
-----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                     22,145                3,876              79,692            (140,630)            (34,917)
===================================================================================================================================


MOR-8C

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                          CASH ACCOUNT RECONCILIATION
                             MONTH OF JANUARY 2000


====================================================================================================================================
BANK NAME                                  Fleet               Fleet               Fleet              Hibernia
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                           935728-5230        936480-8298          941584-6439         9001112341
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                               Master             Savings             Product              Imprest       Total This Page
------------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                               7,828                  61                   --                  --                7,889
----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                            --                  --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                            --                  --                   --                (910)                (910)
----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                      7,828                  61                   --                (910)               6,979
==================================================================================================================================
BEGINNING CASH - PER BOOKS                 9,442                  68                   --                (910)               8,600
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                   1,745                  --                   --                  --                1,745
----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                (2,525)                 --                   --                  --               (2,525)
----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2                       --                  --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                  (834)                 (7)                  --                  --                 (841)
----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                    7,828                  61                   --                (910)               6,979
==================================================================================================================================


MOR-8D

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                             MONTH OF JANUARY 2000

===================================================================================================================================
BANK NAME                                 Sterling
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                           0130002216
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                               Payroll                                                Total This Page   Total All Pages
-----------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                                    --                                                          --              128,936
-----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                              --                                                          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                            (245)                                                       (245)            (141,785)
-----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                         (245)                  --                  --               (245)             (12,849)
===================================================================================================================================
BEGINNING CASH - PER BOOKS                    (245)                                                       (245)             (19,431)
-----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                        --                                                          --               11,341
-----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                      --                                                          --                2,726
-----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2                         --                                                          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                      --                                                          --               (7,485)
-----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                       (245)                  --                  --               (245)             (12,849)
===================================================================================================================================

MOR-8E

CASE NAME: TRANSAMERICAN REFINING CORPORATION      CASE NUMBER:  99-21552 C-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

=================================================================================================================================
                                              MONTH     MONTH     MONTH     MONTH     MONTH     MONTH     MONTH    MONTH    MONTH
          INSIDERS: NAME/POSITION/COMP TYPE   5/99      6/99      7/99      8/99      9/99      10/99     11/99    12/99    1/00
=================================================================================================================================
1.                 NONE
---------------------------------------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------------------------------------
6.
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INSIDERS (MOR-1)                          --        --        --        --        --        --       --      --       --
=================================================================================================================================


===================================================================================================================================
                 PROFESSIONALS                          MONTH     MONTH   MONTH   MONTH  MONTH   MONTH    MONTH     MONTH   MONTH
                NAME/ORDER DATE                         5/99      6/99    7/99    8/99    9/99   10/99    11/99     12/99   1/00
===================================================================================================================================
1.                 Gardere & Wynne                      --        --    9,499   7,906     --   3,718       --        --    1,571
-----------------------------------------------------------------------------------------------------------------------------------
2.                 Jordan Hyden Womble & Culbreth       --        --       --   1,618    826      --      123       405      765
-----------------------------------------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------------------------------------
6.
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)                             --        --    9,499   9,524    826   3,718      123       405    2,336
===================================================================================================================================


MOR-9

                       TRANSAMERICAN REFINING CORPORATION
                                  99-21552-C-11
                        NOTES TO MONTHLY OPERATING REPORT
                                  JANUARY 2000






1. Unamortized debt issue costs are classified as "Other Assets" in the Company's Monthly Operating Report ("MOR").

2. The balance of the Company's secured note payable to TransAmerican Energy Corporation ("TEC") was reflected in its Schedules at the fully accreted balance of $920.0 million; however, the balance of this note payable is reflected in the Company's MOR at its accreted balance under the caption "Notes Payable-Secured." On June 15, 1999, this note payable reached its fully accreted balance. During August 1999, the Company reversed the accrual of interest and amortization of deferred debt issue costs related to this note payable in accordance with current accounting pronouncements applicable to companies operating under Chapter 11.

3. The balance of the Company's subordinated notes was reflected in its Schedules at their fully accreted balance of $200.0 million; however, the balance of these notes is reflected in the Company's MOR at their accreted balance as of the petition date.

4. During January 2000, the Company paid United States Trustee fees of $250 on behalf of TEC.

                 CASE NAME: TRANSAMERICAN REFINING CORPORATION

                           CASE NUMBER: 99-21552-C-11

                         PETITION DATE: APRIL 20, 1999

                              INSURANCE MAINTAINED
                                JANUARY 31, 2000


                                                               EXPIRATION
                TYPE OF INSURANCE                                 DATE
----------------------------------------------------     ---------------------
             CASUALTY AND LIABILITY
             ----------------------
Directors and Officers Liability                             March 23, 2000
Directors and Officers Excess                                March 23, 2000
Automobile Liability (Texas)                                  May 01, 2000
Workers' Compensation and Employer's Liability                May 01, 2000
Maritime Employer's Liability                                 May 24, 2000
Primary General Liability                                   January 30, 2001
Excess Liability                                            January 30, 2001
Commercial Crime                                            February 01, 2001